Exhibit 10.2

SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of January 24, 2011 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (including, for the avoidance of doubt, that certain Rider Concerning Additional Bonds dated December 31, 2010) (as so amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1. DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2. AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Agreement is hereby amended as follows:

(a) Section 1.1 of the Agreement is hereby amended by amending and restating the definitions of “DEBT INDENTURE”, “NOTE INDENTURE OBLIGATIONS”, “PAYMENT BLOCKAGE NOTICE” and “SUBORDINATED DEBT” in their entirety to read as follows:

“DEBT INDENTURE” means that certain Indenture dated as of December 22, 2003, by and among HOLDINGS, certain of the SUBSIDIARIES of HOLDINGS, and The Bank of New York, as Trustee, governing the issuance by HOLDINGS of $175,000,000 in original principal amount of its 7- 3/4% Senior Subordinated Notes due 2013, as amended, restated, supplemented or otherwise modified from time to time in accordance with Section 6.21.

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“NOTE INDENTURE OBLIGATIONS” means all of (a) HOLDINGS’ obligations under and with respect to the DEBT INDENTURE, including, without limitation, all obligations to pay principal in an aggregate principal amount not to exceed $175,000,000 under its 7- 3/4% Senior Subordinated Notes due 2013, and all interest, premium, fees, charges, expenses and indemnities with respect thereto, and all obligations to effect redemptions, repurchases and prepayments with respect thereto, in any case, whether fixed, contingent, matured or unmatured, and (b) HOLDINGS’ obligations under and with respect to such other unsecured DEBT the net proceeds of which are, in whole or in part, designated to be used, and are used reasonably promptly after the incurrence thereof, to refinance in whole or in part the then existing NOTE INDENTURE OBLIGATIONS (including any subsequent refinancing thereof from time to time which constitutes a PERMITTED NOTE REFINANCING); provided, that (i) the aggregate principal amount of such refinancing DEBT and any remaining DEBT under the DEBT INDENTURE (and any PERMITED NOTE REFINANCING thereof) does not exceed $250,000,000; (ii) such refinancing DEBT has a final maturity more than 180 days after the Revolving Commitment Termination Date under and as defined in the BANK LOAN FACILITY (or other comparable definition relating to the termination date for the revolving credit facility in the BANK LOAN FACILITY) and requires no scheduled payment of principal in cash prior to such date and (iii) includes (A) subordination provisions reasonably acceptable to TRAVELERS and (B) covenants, events of default and other terms and provisions (including quantities thereof) that are no more restrictive, when taken as a whole to HOLDINGS and its SUBSIDIARIES than are (x) in the case of any public issuance (including through a 144A or other similar issuance) of DEBT by HOLDINGS, customary at the time of such refinancing of such type for issuers with a debt rating similar to that of HOLDINGS and (y) in the case of any private issuance of DEBT by HOLDINGS, as set forth in the DEBT INDENTURE (any such refinancing as described in this clause (b), a “PERMITTED NOTE REFINANCING”).

“PAYMENT BLOCKAGE NOTICE” has the meaning assigned thereto in the DEBT INDENTURE or in any indenture governing NOTE INDENTURE OBLIGATIONS.

“SUBORDINATED DEBT” means all DEBT of HOLDINGS issued pursuant to the DEBT INDENTURE and any NOTE INDENTURE OBLIGATIONS.

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(b) Section 1.1 of the Agreement is hereby further amended by amending and restating clauses (b) and (h) appearing in the definition of “EVENT OF DEFAULT” in their entirety to read as follows:

(b) Failure by the INDEMNITORS, or any of them, to comply with or to perform their respective obligations under Sections 3.3, 6.7, 6.14, 6.16, 6.19, 6.20, 6.21 or 6.24 of this Agreement, and, in the case of Section 6.16, such failure shall continue for ten (10) days;

(h) Any INDEMNITOR shall (i) fail to pay any DEBT or CONTINGENT OBLIGATION of such INDEMNITOR in an aggregate principal amount in excess of $5,000,000, or any interest or premium thereon, when due whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise (subject to any applicable grace periods), or (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any DEBT or CONTINGENT OBLIGATION of such INDEMNITOR in an aggregate principal amount in excess of $5,000,000 (subject to any applicable grace periods), if the result of such failure to perform or observe is (A) in the case of the BANK LOAN FACILITY, either to accelerate the maturity of such DEBT or to cause a PAYMENT BLOCKAGE NOTICE to be delivered to the applicable trustee or agent for the NOTE INDENTURE OBLIGATIONS, (B) in the case of the NOTE INDENTURE OBLIGATIONS, to accelerate or permit the acceleration of the maturity of such DEBT or (C) in the case of any other DEBT or CONTINGENT OBLIGATION, to accelerate the maturity of such DEBT or CONTINGENT OBLIGATION;

(c) Section 1.1 of the Agreement is hereby further amended by inserting the following new definition in alphabetical order:

“PERMITTED NOTE REFINANCING” has the meaning set forth in the definition of “NOTE INDENTURE OBLIGATIONS”.

(d) Section 6.21(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

(b) HOLDINGS shall promptly give notice in writing to TRAVELERS of the receipt by the applicable trustee or agent for the NOTE INDENTURE OBLIGATIONS of any PAYMENT BLOCKAGE NOTICE.

(e) Article VI of the Agreement is hereby further amended by inserting a new Section 6.24 at the end thereof to read as follows:

SECTION 6.24 ADDITIONAL COLLATERAL. In the event that the aggregate amount of “Revolving Extensions of Credit” under and as defined in the BANK LOAN FACILITY (or other comparable definition relating to the aggregate amount of outstanding credit exposure under the BANK LOAN FACILITY)

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exceeds $25,000,000, HOLDINGS shall (i) so notify TRAVELERS promptly, but in no event later than five (5) calendar days, in writin, and (ii) within fifteen (15) calendar days following TRAVELERS written request for additional collateral, provide to TRAVELERS either (A) a cash deposit in the amount of $20,000,000 to be held by TRAVELERS (the “Cash Collateral”) as collateral, or (B) an Irrevocable Letter of Credit (“ILOC”) drawable by TRAVELERS in the amount of $20,000,000, in form and substance and from an issuer acceptable to TRAVELERS in its sole discretion, as additional collateral, in each case for clauses (A) and (B) above, pursuant to documentation acceptable to TRAVELERS and granting a first priority security interest to TRAVELERS in the Cash Collateral or ILOC in accordance with the terms and conditions of the INTERCREDITOR AGREEMENT. HOLDINGS shall have the right, in its sole discretion, to specify which of these forms of additional collateral will be provided.

SECTION 3. CONDITIONS PRECEDENT.

The provisions of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

this Amendment duly executed by all parties hereto.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a) The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date.

(b) No EVENT OF DEFAULT has occurred and is continuing.

SECTION 5. GENERAL.

(a) As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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(c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d) HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	President, Chief Financial Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Executive Vice President and Chief Operating Officer

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Treasurer

DAWSON MARINE SERVICES COMPANY

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

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GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

NASDI, LLC

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Vice President and Treasurer

NASDI HOLDINGS CORPORATION

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Vice President, Chief Financial Officer and Treasurer

YANKEE ENVIRONMENTAL SERVICES, LLC

By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	Vice President, Chief Financial Officer and Treasurer

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TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Robert Raney
	Name:	Robert Raney
	Title:	Chief Underwriting Officer

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Robert Raney
	Name:	Robert Raney
	Title:	Chief Underwriting Officer

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